                                                                   EXHIBIT 10.29

                           WAIVER AND AMENDMENT NO. 4

                                       TO

                           LOAN AND SECURITY AGREEMENT

                  THIS WAIVER AND AMENDMENT NO. 4 ("Amendment") is entered into as of March 24, 2003, by and among TransAct Technologies Incorporated, a Delaware corporation having its principal place of business at 7 Laser Lane, Wallingford, Connecticut 06492 ("Borrower"), LaSalle Business Credit, LLC (as successor by merger to LaSalle Business Credit, Inc.) having its principal place of business at 135 South LaSalle Street, Chicago, Illinois 60603 with an office located at 565 Fifth Avenue, New York, New York 10017 ("LaSalle"), the undersigned financial institutions (each individually a "Lender" and, collectively, "Lenders") and LaSalle as agent for the Lenders (LaSalle, in such capacity, "Agent").

                                   BACKGROUND

                  Pursuant to a Loan and Security Agreement dated as of May 25, 2001, (as the same has been and may further be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among Borrower, Agent and Lenders, Agent and Lenders provide Borrower with certain financial accommodations.

                  Borrower has requested that, among other things, Agent and Lenders (i) amend certain financial covenants contained in the Loan Agreement and (ii) amend certain other provisions of the Loan Agreement and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

                  NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

                  2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 5 below, the Loan Agreement is hereby amended as follows:

                  (a) Paragraph 1(a) is hereby amended by adding the following defined terms in their appropriate alphabetical order:

                           "Amendment No. 4" shall mean Amendment No. 4 to this
Agreement dated as of March 24, 2003.

                           "Amendment No. 4 Effective Date" shall mean the date
on which all of the conditions precedent contained in Section 5 of Amendment No. 4 shall have been satisfied.

                  (b) The "Equipment Loan Commitment" is hereby reduced to zero.

                  (c) Paragraph 15(p) is hereby amended in its entirety to provide as follows:

                  "(p)     Borrower on a consolidated basis shall maintain and
keep in full force and effect each of the financial covenants set forth below. The calculation and determination of each such financial covenant, and all accounting terms contained therein, shall be so calculated and construed in accordance with GAAP, applied on a basis consistent with the financial statements of Borrower delivered on or before the Closing Date:

                  (i) Tangible Net Worth. Borrower on a consolidated basis shall maintain as of the end of each month a Tangible Net Worth of not less than the amount set forth below shown opposite such month:

              MONTH ENDED                       TANGIBLE NET WORTH
--------------------------------------------------------------------------------
January 31, 2003                                    $7,280,000
--------------------------------------------------------------------------------
February 28, 2003                                   $7,170,000
--------------------------------------------------------------------------------
March 31, 2003                                      $7,060,000
--------------------------------------------------------------------------------
April 30, 2003                                      $7,180,000
--------------------------------------------------------------------------------
May 31, 2003                                        $7,450,000
--------------------------------------------------------------------------------
June 30, 2003                                       $7,800,000
--------------------------------------------------------------------------------
July 31, 2003                                       $8,100,000
--------------------------------------------------------------------------------
August 31, 2003                                     $8,500,000
--------------------------------------------------------------------------------
September 30, 2003                                  $8,850,000
--------------------------------------------------------------------------------
October 31, 2003                                    $9,000,000
--------------------------------------------------------------------------------
November 30, 2003                                   $9,300,000
--------------------------------------------------------------------------------
December 31, 2003                                   $9,400,000
--------------------------------------------------------------------------------
January 31, 2004 and each month thereafter      The sum of (A) $9,400,000 plus
(each such month, the "current month")          (B) an aggregate amount equal to
                                                eighty five percent (85%) of the
                                                cumulative net income after
                                                taxes of Borrower on a
                                                consolidated basis for the
                                                period commencing on January 1,
                                                2004 through and including the
                                                last day of the current month,
                                                provided, however, that such
                                                cumulative amount shall not be
                                                reduced by the amount of any net
                                                loss before taxes of Borrower on
                                                a consolidated basis for any
                                                preceding month.
--------------------------------------------------------------------------------

                   (ii) Fixed Charge Coverage Ratio. Borrower on a consolidated basis shall maintain as of the end of each month a Fixed Charge Coverage Ratio of not less than the ratio set forth below shown opposite such month with respect to the twelve (12) months then ended:

               MONTH ENDED                    FIXED CHARGE COVERAGE RATIO
--------------------------------------------------------------------------------
January 31, 2003                                     1.70 to 1.00
--------------------------------------------------------------------------------
February 28, 2003                                    1.85 to 1.00
--------------------------------------------------------------------------------
March 31, 2003                                       0.31 to 1.00
--------------------------------------------------------------------------------
April 30, 2003                                       0.28 to 1.00
--------------------------------------------------------------------------------
May 31, 2003                                         0.54 to 1.00
--------------------------------------------------------------------------------
June 30, 2003                                        1.15 to 1.00
--------------------------------------------------------------------------------
July 31, 2003                                        2.10 to 1.00
--------------------------------------------------------------------------------
August 31, 2003                                      3.30 to 1.00
--------------------------------------------------------------------------------
September 30, 2003                                   4.20 to 1.00
--------------------------------------------------------------------------------
October 31, 2003 and each month thereafter           4.50 to 1.00
--------------------------------------------------------------------------------

                  (iii) Capital Expenditures. Borrower on a consolidated basis shall not make Capital Expenditures of an aggregate amount of more than two million five hundred thousand dollars ($2,500,000) during any Fiscal Year.

                  (iv) Minimum Consolidated EBITDA. Borrower on a consolidated basis shall maintain EBITDA of not less than the amounts set forth below shown opposite such month with respect to the twelve (12) months then ended:

                MONTH ENDED                   MINIMUM CONSOLIDATED EBITDA
--------------------------------------------------------------------------------
January 31, 2003                                       $1,445,000
--------------------------------------------------------------------------------
February 28, 2003                                      $1,565,000
--------------------------------------------------------------------------------
March 31, 2003                                         $1,125,000
--------------------------------------------------------------------------------
April 30, 2003                                         $1,225,000
--------------------------------------------------------------------------------
May 31, 2003                                           $1,380,000
--------------------------------------------------------------------------------
June 30, 2003                                          $1,840,000
--------------------------------------------------------------------------------
July 31, 2003                                          $2,430,000
--------------------------------------------------------------------------------
August 31, 2003                                        $3,100,000
--------------------------------------------------------------------------------
September 30, 2003                                     $3,650,000
--------------------------------------------------------------------------------
October 31, 2003                                       $3,950,000
--------------------------------------------------------------------------------
November 30, 2003                                      $4,425,000
--------------------------------------------------------------------------------
December 31, 2003                                      $4,560,000
--------------------------------------------------------------------------------
January 31, 2004 and each month thereafter             $4,700,000
--------------------------------------------------------------------------------

                  3. Waiver and Amendment Fee. On the Amendment No. 4 Effective Date, Borrower shall pay Agent for the benefit of Lenders an amendment fee of $25,000 (the "Waiver and Amendment Fee"). The Waiver and Amendment Fee shall be deemed fully earned on the Amendment No. 4 Effective Date and shall not be subject to reduction, rebate or proration whatsoever. Borrower hereby authorizes Agent to automatically charge Borrower's loan account with Agent for the Waiver and Amendment Fee on the Amendment No. 4 Effective Date.

                  4. Waiver. Subject to satisfaction of the conditions precedent set forth in Section 5 below, Agent and Lenders hereby waive (a) solely with respect to the fiscal quarter ending December 31, 2002, compliance by Borrower with the Minimum Consolidated EBITDA financial covenant set forth in paragraph 15(p)(iv) of the Loan Agreement pursuant to which Borrower was required to maintain Minimum Consolidated EBITDA of not less than $2,175,000 for the twelve (12) months ended December 31, 2002 provided, that such waiver shall only be effective if the actual Minimum Consolidated EBITDA of Borrower for such period was not less than $2,035,000 and (b) the Event of Default that has occurred solely as a result of the dissolution of TransAct Barbados.

                  5. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof when and only when Agent shall have received in form and substance satisfactory to Agent and its counsel (i) four
(4) copies of this Amendment executed by Borrower and consented and agreed to by TransAct.com and TransAct UK as Guarantors and (ii) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

                  6. Equipment Loans. Borrower hereby acknowledges that it shall not request and no Lender shall be under any further obligation to fund any Equipment Loan.

                  7. Representations and Warranties. Borrower hereby represents and warrants as follows:

                  (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

                  (b) Upon the effectiveness of this Amendment, Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  (c) After giving effect to this Amendment, no Event of Default or Default has occurred and is continuing or would exist.

                  (d) Borrower has no defense, counterclaim or offset with respect to the Loan Agreement.

                  (e) The chief executive office of Borrower is 7 Laser Lane, Wallingford, Connecticut 06492.

                  8.       Effect on the Loan Agreement.

                  (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                  (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly set forth in Section 4 hereof, operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

                  9. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

                  10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  11. Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same agreement. Any signature delivered by a party hereto by facsimile shall be deemed to be an original signature hereto.

                           [Signature Page to Follow]

                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                     TRANSACT TECHNOLOGIES INCORPORATED,
                                     as Borrower

                                     By: /s/ Richard L. Cote
                                         ---------------------------------------
                                         Name:  Richard L. Cote
                                         Title: Executive Vice President and CFO

                                     LASALLE BUSINESS CREDIT, LLC, as
                                     Agent and Lender

                                     By: /s/ Michael A. Kurshuk
                                         ---------------------------------------
                                         Name:  Michael A. Kurshuk
                                         Title: Vice President

CONSENTED AND AGREED TO:

TRANSACT.COM, INC., as Guarantor

By: /s/ Bart C. Shuldman
    --------------------------------------
    Name:  Bart C. Shuldman
    Title: President

TRANSACT TECHNOLOGIES LIMITED, as Guarantor

By: /s/ Bart C. Shuldman
    --------------------------------------
    Name:  Bart C. Shuldman
    Title: Director

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